UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                December 14, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-13794                                 13-3818402
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  (Commission File Number)              (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
         Atlantic City, New Jersey                       08401
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  (Address of Principal Executive Offices)             (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        33-90786                                   13-3818407
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  (Commission File Number)              (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
        Atlantic City, New Jersey                        08401
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)             (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        33-90786-1                                     13-3818405
--------------------------------------------------------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
        Atlantic City, New Jersey                         08401
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)             (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

           The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on December 14, 2005.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         99.1     Press Release issued by the Company on December 14, 2005

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 2005


                                 TRUMP ENTERTAINMENT RESORTS, INC.


                                 By:       /s/ Robert M. Pickus
                                          --------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary



                                 TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.


                                 By:       /s/ Robert M. Pickus
                                          --------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary


                                 TRUMP ENTERTAINMENT RESORTS FUNDING, INC.


                                 By:       /s/ Robert M. Pickus
                                          --------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary

                                  EXHIBIT INDEX

     No.          Description
     ---          -----------

    99.1 Press Release issued by Trump Entertainment Resorts, Inc. on December 14, 2005